U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              MARCH 30, 2000
                      ------------------------------
                     (Date of earliest event reported)


                      AUTOLOGOUS WOUND THERAPY, INC.
       ------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


        DELAWARE                   0-28443                    23-2958959
   -------------------        -----------------         --------------------

(State of other jurisdiction    (Commission File        (IRS Employer
 of incorporation)               Number)                Identification Number)


            1523 BOWMAN ROAD, SUITE A, LITTLE ROCK, ARKANSAS  72211
          ------------------------------------------------------------
                   (Address of principal executive offices)

                                 501-225-8400
                              ------------------
             (Registrant's telephone number, including area code)


       ITEM 5.  OTHER EVENTS

            On March 30, 2000, Autologous Wound Therapy, Inc. filed a Certificate of Amendment to its Articles of Incorporation changing the name of the Company to Cytomedix, Inc. The action was approved by shareholder consent by written action in lieu of a meeting by shareholders representing more than fifty percent (50%) of the Company s issued and outstanding voting common stock. The decision to change the name to Cytomedix more accurately reflects management's intention to pursue a broader range of opportunities in cellular therapy and molecular biotechnology markets, beyond the Company's existing autologous treatments for nonhealing chronic wounds.

            The Company also completed the private placement of its common stock previously announced March 9, 2000, to thirty-one accredited investors. The offering raised $7,715,000 in gross proceeds for the Company to be used for working capital and general corporate purposes. The issue price of the common stock in the private placement was $10.00 per share. In connection with the offering, the Company paid investment advisory fees of $212,000 and issued stock options to acquire 26,500 at an exercise price of $10.00 per share to The Kriegsman Group for services in connection with the equity placement.

       ITEM   7.     FINANCIAL   STATEMENTS,  PRO   FORMA  FINANCIAL
       INFORMATION AND EXHIBITS

            (c)  Exhibits

                 Exhibit 2.4 Certificate of Amendment to Certificate of Incorporation

                 Exhibit  99.1  Press release of the Company dated
                                April 4, 2000.


                                SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                        AUTOLOGOUS WOUND THERAPY, INC.
           ---------------------------------------------------------
                                 (Registrant)


                                     By:  /s/  Dennis G. Hendren
                                               ----------------------------
                                               Dennis G. Hendren, President
                                               & CEO


       Date: April 4, 2000



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

 Exhibit 2.4 - Certificate of Amendment to Certificate of Incorporation

                                                    STATE OF DELAWARE
                                                   SECRETARY OF STATE
                                                 DIVISION OF CORPORATIONS
                                                FILED 010:00 AM 3/30/2000
                                                   001161654 - 28900868


                         CERTIFICATE OF AMENDMENT
                                    TO
                       CERTIFICATE OF INCORPORATION
                                    OF
                      AUTOLOGOUS WOUND THERAPY, INC.

                             Under Section 242
                      of the General Corporation Law
                         of the State of Delaware


            Autologous  Wound Therapy,  Inc., a Delaware corporation

       (the  "Company"),  formerly  known  as  Informatix  Holdings,

       Inc., hereby certifies as follows:

            FIRST, Article 1  of the Certificate of Incorporation is

       amended to read in its entirety as follows:

                 1.   The   name   of   the    Corporation   is
            Cytomedix, Inc.

            SECOND,  this  Certificate  has  been  duly  adopted  in

       accordance with the provisions  of Section 242 of the General

       Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, Autologous Wound Therapy,  Inc., has

       caused  this Certificate  to be  signed by William  L. Brown,

       its Secretary, this 27 day of March, 2000.

                                     AUTOLOGOUS WOUND THERAPY, INC.

                                     By:  /s/ William  L. Brown
                                          ___________________________
                                          William L. Brown, Secretary

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

    Exhibit 99.1   Press Release of the Company dated April 4, 2000.


                       AUTOLOGOUS WOUND THERAPY, INC.
                              NAME CHANGED TO
                              CYTOMEDIX, INC.

                           FOR IMMEDIATE RELEASE

                   Little Rock, Arkansas April 4, 2000

       Autologous Wound Therapy, Inc. ("AWTX") has changed its name. The company filed an amendment of its certificate of incorporation with the Delaware Secretary of State, adopting the new name of Cytomedix, Inc. effective March 30, 2000. Shareholders holding more than the ownership interests required to approve the name change did so by consent action in lieu of a meeting dated March 29, 2000.

       In connection with the name change, the ticker symbol for the company's stock will be changed and a new symbol will be announced shortly.

       The decision to change the name to Cytomedix more accurately reflects management s intention to pursue a broader range of opportunities in cellular therapy and molecular biotechnology markets, beyond the company's existing activities in autologous treatments for non-healing diabetic neuropathies, and venous stasis and decubitus ulcers.

       This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cytomedix, Inc. (the Company ), or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

       Readers of this press release may obtain additional information on the Company in reports and other information filed in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such reports and other information filed by the Company can be inspected and copied at the public referenced facilities maintained by the Commission at the Public Reference Room, 450 5th Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission, Washington, D.C. 20549 or by calling the Commission at 1-800-SEC-0330.


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

       In addition, Registration Statements and certain other filings made with the Commission through its Electronic Data Gathering Analysis and Retrieval System ("EDGAR") and publicly available through the Commission's website located at HTTP://www.sec.gov.


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